1Q ’09 Earnings
1Q 2009 Earnings Conference Call
May 6, 2009
- transforming investment into future value
EXHIBIT 99.1

1Q ’09 Earnings
Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-
looking statements are based on the Corporation’s expectations and involve risks and uncertainties;
consequently, actual results may differ materially from those expressed or implied in the statements.
Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, timing, markets, products, services and prices of the Corporation’s subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and the Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.
Important Note to Investors
For more information, contact:
Sue Allen - V.P. IR, 203.499.2409
Susan.Allen@uinet.com
Michelle Hanson - Mgr. IR, 203.499.2481
Michelle.Hanson@uinet.com
James P. Torgerson
President and Chief Executive Officer
Richard J. Nicholas
Executive Vice President and Chief Financial Officer

1Q ’09 Earnings
Discussion Topics
Ш 1Q 2009 Earnings Summary
Ш 2009 Strategic Initiatives
Ш Capital Expenditures & Rate Base
Ш GenConn Update
Ш Rate Case Update
Ш 1Q 2009 Earnings Detail
Ш Financing Plans
Ш 2009 Earnings Guidance
UIL Holdings 1Q 2009 Earnings Call

1Q ’09 Earnings
1Q 2009 Financial Results - Summary
1Q ’09 earnings from continuing operations of $12.0 million, or $0.48 per share, compared to $6.6 million, or $0.26 per share in 1Q ’08
 Ш  Strong first quarter performance
 » Significant O&M cuts
 » First quarter implementing February 4, 2009 distribution rate case decision
 ▶Recording of revenues to implement the first two months of operation with the decoupling mechanism
 ▶Trackers are in place
 ▶Portion of uncollectible expense allocated to GSC
 » Transmission earnings increased by $0.05 per share
 ▶Completion of the Middletown-to-Norwalk project
 ▶Earning on:
  - Higher rate base
  - Allowed return
  - Increased equity in the capital structure
 Ш  Successful financings in 1Q ‘09
 » GenConn, UI & NRG closed on $534 million of project financing in late April
 » Remarketed $103.5 million in tax-exempt Pollution Control Revenue Bonds

1Q ’09 Earnings
* 2009-2017
2009 Strategic Initiatives
Previously announced - plan for $75-$100 million of equity in 2009
 Ш Universal shelf registration in place on March 11, 2009
On track with 2009 revised capital expenditure plan
Reported $1.9 billion* 10-year T&D capital expenditure program in
November 2008
 Ш Program is under review
Continue to investigate investment opportunities related to our core business
Moving forward with both GenConn peaking generation projects
Analyzing Federal Stimulus funding opportunities

1Q ’09 Earnings
Current
Estimate
(1)
Distribution
$50 - $65
Transmission
$22 - $28
Total 2009 Projected
Capital Expenditures
$75 - $90
(1) Ranges are not intended to be additive
Types of Projects Deferred:
Capacity
 Ш New substations
 Ш Load relief projects
 Ш Substation rebuilds
Infrastructure
 Ш Substation removal
 Ш Cable replacement programs
 Ш Splice chamber replacements
 Ш Pole replacements
IT Related - software upgrades and hardware
refresh

$ millions
2009 Capital Expenditure Projections

1Q ’09 Earnings
Stranded costs - fully amortized by 2013
Note: 2009 average rate base projections based on the
current 2009 capital expenditure estimate
Average Rate Base 2007-2009

1Q ’09 Earnings
Devon & Middletown
Locations
$400 Million*
Approximate Cost
Attained April 27, 2009
Financing
CL&P
Off Taker
2010 & 2011
COD
400 MW
Capacity
GE LM6000
Technology
Project Development Highlights
Joint Venture between UI and NRG
* GenConn estimates that project costs may increase over the proposal it had originally submitted to the DPUC. The increase is driven primarily by increased financing costs and the cost to build interconnection facilities at the Middletown site. Reasonably incurred financing costs and the interconnection cost are pass-through costs and GenConn expects to recover these costs through its contract for differences as determined by the DPUC.
GenConn Energy - Peaking Generation
Regulated COS approach
 Ш ROE, lifetime floor - 9.75%
 Ш 50/50 debt/equity
 Ш 30-year O&M costs reviewed annually
 Ш Cost recovery through contract for
              differences
 Financing
 Ш 50% financed at the project level
 Ш 50% financed with Equity Bridge Loans -
              25% UI, 25% NRG
 Status
 Ш All major equipment - ordered
 Ш General contractor - awarded
 Ш Devon site - construction started

1Q ’09 Earnings
Financings for GenConn
On April 27, 2009 - GenConn, UI & NRG closed on $534 million of project financing
 Ш UI obtained EBL in the amount of $121.5 million, the proceeds of which will fund its commitments as a 50% owner of GenConn
 » EBL will be repaid upon commercial operation
 ▶Devon, June 2010
 ▶Middletown, June 2011
 Ш GenConn obtained project financing in the amount of $291 million
 » $243 million seven-year project-backed term loan
 » $48 million five-year working capital facility

1Q ’09 Earnings
Key Dates
Rate Case Update
On February 18, 2009 - UI filed request for reconsideration with the
DPUC
 Ш Clarification on technical issues related to the interest rate tracking mechanism, revenue decoupling provision & other matters
 Ш The DPUC reopened the proceeding to consider UI’s request
 Ш On April 22, 2009 DPUC issued a draft decision
 » The draft, if adopted as the final decision, would:
 ▶Correct certain technical issues
 ▶Clarify other issues raised by UI
 ▶Increase UI’s revenue requirements by $0.655 million in 2009 and an incremental $0.284 million in 2010, totaling
      $0.939 million
 » UI submitted written exceptions to the DPUC on May 4th
 » Oral arguments are scheduled for May 19th
 » Final decision is expected June 3rd
On March 13, 2009 - UI requested a further reopening to address the distribution return on equity of 8.75%
 Ш The DPUC has scheduled oral arguments to take place on May 11th to determine whether the proceeding should be reopened

1Q ’09 Earnings
2009 T&D Blended Allowed ROE of 10.1% - 10.2%

1Q ’09 Earnings
2009
2008
Net Income (Loss) ($M)
UI
 Distribution, CTA and Other
6.8
$

2.3
$

 Transmission
6.1

4.8

 Total UI Net Income
12.9
$

7.1
$

 UIL Corporate
(0.8)

(0.4)

 Total Continuing Operations
12.1
$

6.7
$

 Discontinued Operations - Xcelecom
(0.1)

(0.1)

 Total Net Income
12.0
$

6.6
$

Earnings (Loss) per Share ($/share)
UI
 Distribution, CTA and Other
0.27
$

0.09
$

 Transmission
0.24

0.19

 Total UI
0.51
$

0.28
$

 UIL Corporate
(0.03)

(0.02)

 Total Continuing Operations
0.48
$

0.26
$

 Discontinued Operations - Xcelecom
-

-

 Total UIL Holdings
0.48
$

0.26
$

Quarter Ended March 31,
1Q 2009 Financial Results

1Q ’09 Earnings
Continually monitoring O&M expenses
Ш 1Q reflects two months of operation of the decoupling
 mechanism, $0.03 per share
Ш Uncollectible expense - $0.02 per share attributable to
 GSC allocation allowed in February 4, 2009 rate case
 decision
Ш Per May 2008 FERC order, a portion of customer
 service expense is allocated to the transmission
 business
Ш Pension and postretirement expense is recoverable in
 rates or as a regulatory asset for future recovery
Ш Distribution and CTA combined return on equity -
 12 months ending 3/31/09 - 8.45%
Revenue
EPS Impacts
Distribution rates & pricing
0.10
$

Decoupling adjustment
0.03
    Other
0.01
Sales volume
(0.03)
O&M Expense
Customer service - allocated
0.06
 Uncollectibles
0.04
Outside services contractors
0.04
Pension & postretirement
(0.07)
Distribution EPS variance
0.18
$

1Q 2009 Earnings Details Compared to the Same Period in 2008

1Q ’09 Earnings
1Q 2009 Compared to 1Q 2008 - cont.
Transmission - $0.24 per share vs. $0.19 per share in 2008, $0.05 per share increase
 Ш Earning on:
 » Higher rate base
 » Allowed return
 » Increased equity in the capital structure
 Ш 1Q ’08 one-time of $0.014 per share due to FERC order increasing 2007 base
               ROE by 24 basis points

1Q ’09 Earnings
Financing Plans
 Debt
 Ш Successfully remarketed $103.5 million in tax-exempt Pollution Control Revenue
             Bonds in 1Q ‘09
 Ш Refinancing $51 million maturing debt in 2009
 Ш DPUC approved an application to remarket $92 million outstanding tax-exempt bonds - redeem & reissue without insurance
 » $27.5 million and $64.6 million principal amount of tax-exempt bonds outstanding that are currently insured by Ambac
 Equity
 Ш Universal Shelf registration in place - provides flexibility
 Ш Will closely monitor capital markets

1Q ’09 Earnings
Financing Plans - cont.
  Liquidity
 Ш UIL & UI have a revolving credit agreement with a group of banks that extends to
                December 22, 2011
 » The borrowing limit for UI is $175 million, with $50 million of the limit available for UIL
 » UI had $160 million outstanding as of March 31, 2009
 » $122 million outstanding as of April 30, 2009 - post GenConn repayment
 Ш UIL also has an uncommitted money market loan facility
 » $5 million outstanding as of March 31, 2009

1Q ’09 Earnings
2009 expectations are not intended to be additive
2008
1Q 2009
The United Illuminating Company
$2.03
$0.51
$1.90 - $2.10
 Distribution, CTA & Other
1.09
0.27
0.90 - 1.10
 Transmission
0.94
0.24
0.95 - 1.05
Corporate
(0.12) - (0.07)
Total Continuing Operations
$1.93
$0.48
$1.80 - $2.00
(0.01)
-
Total UIL
$1.92
$0.48
2009 Earnings Per Share Guidance as of May 6, 2009

1Q ’09 Earnings
Q&A